EXHIBIT 10.2

                      TRANSACTION SYSTEMS ARCHITECTS, INC.

                       Nonqualified Stock Option Agreement
                  (2005 Equity and Performance Incentive Plan)


This Stock Option Agreement (the "Option Agreement") is made as of March 9, 2005, by and between Transaction Systems Architects, Inc., a Delaware corporation (the "Corporation"), and Philip G. Heasley, an employee of the Corporation or its subsidiaries (the "Optionee").

WHEREAS, the Board of Directors of the Corporation has duly adopted, and the stockholders of the Corporation have approved, the 2005 Equity and Performance Incentive Plan (the "Plan"), which Plan authorizes the Corporation to grant to eligible individuals options for the purchase of shares of the Corporation's Class A Common Stock (reclassified as Common Stock) (the "Stock"); and

WHEREAS, the Board of Directors of the Corporation has determined that it is desirable and in the best interests of the Corporation and its stockholders to grant the Optionee an option to purchase a certain number of shares of Stock, in order to provide the Optionee with an incentive to advance the interests of the Corporation, all according to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

1.  GRANT OF NON-QUALIFIED STOCK OPTION

Subject to the terms of the Plan, the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation, on the terms and subject to the conditions set forth in this Option Agreement, 1,000,000 shares of Stock (the "Option Shares"). The Date of Grant of this Option is March 9, 2005. This Option shall not constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.  TERMS OF PLAN

The Option granted pursuant to this Option Agreement is granted subject to the terms and conditions set forth in the Plan, a copy of which has been delivered to the Optionee. All terms and conditions of the Plan, as may be amended from time to time, are hereby incorporated into this Option Agreement by reference and shall be deemed to be a part of this Option Agreement, without regard to whether such terms and conditions (including, for example, provisions relating to certain changes in capitalization of the Corporation) are otherwise set forth in this Option Agreement. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.

3.  EXERCISE PRICE

The exercise price for the shares of Stock subject to the Option granted by this Option Agreement is $22.65 per share, the closing price of the Stock on the day preceding the Date of Grant (the "Exercise Price").

4.  EXERCISE OF OPTION

Subject to the provisions of the Plan and subject to the earlier expiration or termination of this Option in accordance with its terms, the Option granted pursuant to this Option Agreement shall be exercisable only as follows:

    4.1.    Time of Exercise of Option (Time Vested Option Shares)

       4.1.1. The Option shall become exercisable with respect to 600,000 Option Shares (the "Time Vested Option Shares") only as follows: One-quarter of the Time Vested Option Shares (150,000 Option Shares) shall become exercisable on each of the first four anniversaries of the Date of Grant if the Optionee shall have remained in the continuous employ of the Corporation or any of its subsidiaries as of each such date.

       4.1.2. Notwithstanding Section 4.1.1, if, during the term of this Option, the Optionee's employment is terminated by the Corporation without "Cause" or by the Optionee for "Good Reason," all of the unvested Time Vested Option Shares shall become immediately exercisable.

    4.2.    Time of Exercise of Option (Performance Vested Option Shares)

       4.2.1. The Option shall become exercisable with respect to the remaining 400,000 Option Shares (the "Performance Vested Option Shares") only as follows: all of the Performance Vested Option Shares will vest, if at all, upon the attainment by the Corporation, at any time following the second anniversary of the Date of Grant, of a market price per share of the Stock of at least $50 for sixty (60) consecutive trading days. For purposes of this Section 4.2, "market price" shall mean the closing price as reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system for a share of Stock.

       4.2.2. Notwithstanding Section 4.2.1, if, within two years from the Date of Grant, the Optionee's employment is terminated by the Corporation without "Cause" or by the Optionee for "Good Reason," all of the Performance Vested Option Shares shall become immediately exercisable if, prior to such termination of employment, the Corporation has attained a market price per share of the Stock of at least $50 for sixty (60) consecutive trading days.

    4.3.    Certain Definitions

For purposes of Sections 4.1.2 and 4.2.2, if (a) the Optionee's termination of employment does not occur within two years following a Change in Control, the terms "Cause" and "Good Reason" shall have the meanings set forth in the Employment Agreement between the Optionee and the Corporation (the "Employment Agreement"); and (b) if Optionee's termination of employment occurs within two years following a Change in Control, the terms "Cause" and "Good Reason" shall have the meanings set forth in the Change in Control Severance Compensation Agreement between the Optionee and the Corporation (the "Change in Control Agreement"). For purposes of this Section 4.3, "Change in Control" shall have the meaning set forth in the Change in Control Agreement.

    4.4.    Limitations

The portion of the Option that has not become exercisable as of the date of the Optionee's termination of employment with the Corporation or any of its subsidiaries for any reason shall automatically terminate as of the date of the Optionee's termination of employment with the Corporation or its subsidiaries and shall not become exercisable after such termination. To the extent the Option is exercisable, it may be exercised in whole or in part; provided, that no single exercise of the Option shall be for less than 100 shares, unless at the time of the exercise, the maximum number of shares available for purchase under this Option is less than 100 shares. In no event shall the Option be exercised for a fractional share.

    4.5.    Termination of Option

This Agreement and the Option granted hereby shall terminate automatically and without further notice on the earliest of the following dates:

       4.5.1. 90 calendar days from the date of the Optionee's termination of employment with the Corporation or a subsidiary for any reason other than death or Disability (as defined in the Employment Agreement);

       4.5.2. one year after the Optionee's Disability (as defined in the Employment Agreement);

       4.5.3. one year after the Optionee's death, if such death occurs (i) while the Optionee is employed by the Corporation or a subsidiary of the Corporation, (ii) within the 90-day period following the Optionee's termination of employment for any reason other than Disability; or (iii) within the one-year period following the Optionee's termination of employment by reason of the Optionee's Disability; or

       4.5.4.     ten years from the Date of Grant.

The Corporation shall have the authority to determine the date an Optionee ceases to be an employee by reason of Disability. In the case of death, the Option may be exercised by the executor or administrator of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. The Optionee shall be deemed to be an employee of the Corporation or any subsidiary if on a leave of absence approved by the Board of Directors of the Corporation and the continuous employment of the Optionee with the Corporation or any of its subsidiaries will not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Corporation or its subsidiaries, by reason of the transfer of the Optionee's employment among the Corporation and its subsidiaries.

    4.6.    Limitations on Exercise of Option

In no event may the Option be exercised, in whole or in part, after the occurrence of an event which results in termination of the Option, as set forth in Section 4.5 above.

    4.7.    Method of Exercise of Option

       4.7.1. To the extent then exercisable, the Option may be exercised in whole or in part by written notice to the Corporation stating the number of shares for which the Option is being exercised and the intended manner of payment. The date of such notice shall be the exercise date. Payment equal to the aggregate Exercise Price of the shares shall be payable (i) in cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) by actual or constructive transfer to the Corporation of nonforfeitable, outstanding shares of Stock that have been owned by the Optionee for at least six months prior to the date of exercise or (iii) by any combination of the foregoing methods of payment. In no event shall the Option be exercised for a fractional share.

       4.7.2. As soon as practicable upon the Corporation's receipt of the Optionee's notice of exercise and payment, the Corporation shall direct the due issuance of the shares so purchased.

       4.7.3. As a further condition precedent to the exercise of this Option in whole or in part, the Optionee shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of the shares of Stock and in connection therewith shall execute any documents which the Board shall in its sole discretion deem necessary or advisable.

5.  TRANSFERABILITY OF OPTIONS

During the lifetime of an Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

6.  COMPLIANCE WITH LAW

The Corporation shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, that notwithstanding any other provision of this Option Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

7.  RIGHTS AS STOCKHOLDER

Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a stockholder of the Corporation in respect of any shares of Stock issuable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate) has been entered as the stockholder of record on the books of the Corporation.

8.  WITHHOLDING OF TAXES

If the Corporation shall be required to withhold any federal, state, local or foreign tax in connection with exercise of this Option, it shall be a condition to such exercise that the Optionee pay or make provision satisfactory to the Corporation for payment of all such taxes. The Optionee may elect that all or any part of such withholding requirement be satisfied by retention by the Corporation of a portion of the shares purchased upon exercise of this Option. If such election is made, the shares so retained shall be credited against such withholding requirement at the fair market value on the date of exercise.

9.  DISCLAIMER OF RIGHTS

No provision in this Option Agreement shall be construed to confer upon the Optionee the right to be employed by the Corporation or any subsidiary, or to interfere in any way with the right and authority of the Corporation or any subsidiary either to increase or decrease the compensation of the Optionee at any time, or to terminate any employment or other relationship between the Optionee and the Corporation or any subsidiary.

10. INTERPRETATION OF THIS OPTION AGREEMENT

All decisions and interpretations made by the Board or the Compensation Committee thereof with regard to any question arising under the Plan or this Option Agreement shall be binding and conclusive on the Corporation and the Optionee and any other person entitled to exercise the Option as provided for herein.

11. COMPLIANCE WITH SECTION 409A OF THE CODE

To the extent applicable, it is intended that this Agreement and the Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) do not apply to Optionee. This Agreement and the Plan shall be administered in a manner consistent with this intent, and any provision that would cause the Agreement or the Plan to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with
Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of the Optionee).

12. GOVERNING LAW

This Option Agreement shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).

13. BINDING EFFECT

Subject to all restrictions provided for in this Option Agreement, the Plan, and by applicable law relating to assignment and transfer of this Option Agreement and the Option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

14. NOTICE

Any notice hereunder by the Optionee to the Corporation shall be in writing and shall be deemed duly given if mailed or delivered to the Corporation at its principal office, addressed to the attention of Stock Plan Administration or if so mailed or delivered to such other address as the Corporation may hereafter designate by notice to the Optionee. Any notice hereunder by the Corporation to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Corporation.

15. SEVERABILITY

If one or more of the provisions of this Option Agreement is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

16. ENTIRE AGREEMENT; ELIGIBILITY

This Option Agreement and the Plan together constitute the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Except for amendments to the Plan incorporated into this Option Agreement by reference pursuant to
Section 2 above, neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Optionee; provided, however, that the Corporation unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof. In the event that it is determined that the Optionee was not eligible to receive this Option, the Option and this Option Agreement shall be null and void and of no further effect.

                                 SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have duly executed this Option Agreement, or caused this Option Agreement to be duly executed on their behalf, as of the day and year first above written.

Transaction Systems Architects, Inc.          Optionee:

By:     /s/ Dennis P. Byrnes                  By:     /s/ Philip G. Heasley
    -----------------------------                 -----------------------------
          Dennis P. Byrnes                              Philip G. Heasley
      Senior Vice President and
           General Counsel

                                    ADDRESS FOR NOTICE TO OPTIONEE:


                                      Number      Street      Apt.


                                      City        State       Zip Code


                                      SS#                     Hire Date



                                    DESIGNATED BENEFICIARY:


                                      Please Print  Last Name, First Name MI



                                      Beneficiary's Street Address



                                      City        State       Zip Code



                                      Beneficiary's Social Security Number


I understand that in the event of my death, the above named beneficiary will have control of any unexercised options remaining in my account at that time. If no beneficiary is designated or if the named beneficiary does not survive me, the options will become part of my estate. This beneficiary designation does NOT apply to stock acquired by the exercise of options prior to my death.


                                      SIGNATURE               DATE

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After  completing  this page, please make a copy for your records and return it to Stock Plan Administration, Transaction Systems Architects, Inc., 330 S. 108 Avenue, Omaha, NE 68154
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2005 Equity and Performance Incentive Plan - US Plan
  _________ Options        $________/Share Exercise Price        _______ Date